SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.



                               FORM 8-K/A



                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              JULY 10, 2000
            ------------------------------------------------
            Date of Report (date of earliest event reported)


                        MARGATE INDUSTRIES, INC.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                 0-13817             84-8963939
----------------------------  ------------     ----------------------
(State or Other Jurisdiction   (Commission         (IRS Employer
of Incorporation              File Number)     Identification Number)


                           129 N. MAIN STREET
                          YALE, MICHIGAN  48097
                 ---------------------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (810) 387-4300
                     -------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits
          ---------------------------------


          (a)  Financial Statements of B2B Eurowireless.com.




                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                                ________

                        FINANCIAL STATEMENTS AND
                      INDEPENDENT AUDITORS' REPORT
                                ________

                              JUNE 30, 2000

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)


                              - CONTENTS -










                                                    PAGE NUMBER
                                                    -----------

Independent Auditors' Report                              4


Financial Statements:

     Balance Sheet                                        5

     Statement of Operations                              6

     Statement of Changes in Stockholders' Equity         7

     Statement of Cash Flows                              8

     Notes to Financial Statements                      9 - 13

Independent Auditors' Report
----------------------------


To the Board of Directors
B2B EUROwireless.com
New York, New York


We have audited the accompanying balance sheet of B2B EUROwireless.com (a development stage enterprise) as of June 30, 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the period from March 17, 2000 (inception) to June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of B2B EUROwireless.com (a development stage enterprise) at June 30, 2000 and the results of its operations and its cash flows for the period from March 17, 2000
(inception) to June 30, 2000, in conformity with generally accepted accounting principles.


PERRIN, FORDREE & COMPANY, P.C.


/s/ Perrin Fordree & Company, P.C.


Troy, Michigan
September 11, 2000

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                              BALANCE SHEET
                              JUNE 30, 2000


                                 ASSETS
                                 ------

CURRENT ASSETS:
     Cash and cash equivalents                                    $   21,763
     Accounts receivable - related party                               5,976
                                                                  ----------
      Total current assets                                            27,739

PROPERTY AND EQUIPMENT:
     At cost, net of accumulated depreciation of $ 5,157              88,141


OTHER ASSETS:
     Deposits                                                         26,100
                                                                  ----------

                                                                  $  141,980
                                                                  ==========


                  LIABILITIES AND STOCKHOLDERS' EQUITY
                  ------------------------------------


CURRENT LIABILITIES:
     Notes payable - related party                                $   64,300
     Accrued expenses                                                 48,002
                                                                  ----------
      Total current liabilities                                      112,302

STOCKHOLDERS' EQUITY:
     Common stock - $.001 par value,
      10,000,000 shares authorized;
      6,955,000 shares issued and outstanding                          6,955
     Additional paid-in capital                                      278,950
     Deficit accumulated during the
      development stage                                             (256,227)
                                                                  ----------
                                                                      29,678
                                                                  ----------
                                                                  $  141,980
                                                                  ==========



The accompanying notes are an integral part of the financial statements.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                         STATEMENT OF OPERATIONS
     FOR THE PERIOD FROM MARCH 17, 2000 (INCEPTION) TO JUNE 30, 2000



NET SALES                                                         $     -

COST OF SALES                                                           -
                                                                  ----------

GROSS PROFIT                                                            -

SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES                                                            256,227
                                                                  ----------

NET LOSS                                                          $ (256,227)
                                                                  ==========









The accompanying notes are an integral part of the financial statements.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
     FOR THE PERIOD FROM MARCH 17, 2000 (INCEPTION) TO JUNE 30, 2000


                                                                  DEFICIT
                                                                ACCUMULATED
                                                  PAID-IN FOR   DURING THE     TOTAL
                              NUMBER OF           IN EXCESS OF  DEVELOPMENT STOCKHOLDERS
                               SHARES     AMOUNT   PAR VALUE       STAGE       EQUITY
                             -----------------------------------------------------------
Balances at March 17, 2000        -      $  -      $    -     $     -

Shares issued for cash       1,317,000     1,317     238,313                  239,630

Shares issued for services   5,638,000     5,638      40,637                   46,275

Net Loss                          -         -           -       (256,227)    (256,227)
                             ---------   -------   ---------  ----------    ---------

Balances at June 30, 2000    6,955,000   $ 6,955   $ 278,950  $ (256,227)   $  29,678
                             =========   =======   =========  ==========    =========



The accompanying notes are an integral part of the financial statements.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                         STATEMENT OF CASH FLOWS
     FOR THE PERIOD FROM MARCH 17, 2000 (INCEPTION) TO JUNE 30, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                                           $(256,227)
Adjustments to reconcile net loss to
  net cash from operating activities:
     Depreciation and amortization                                     5,157
Changes in assets and liabilities which
     (increase) decrease cash flows:
      Accounts receivable                                             (5,976)
      Accrued expenses                                                48,002
                                                                   ---------

        Net cash used in operating activities                       (209,044)
                                                                   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payments for deposits                                              (26,100)
  Purchase of plant and equipment                                    (93,298)
                                                                   ---------
        Net cash used in investing activities                       (119,398)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock                             285,905
  Proceeds from note payable                                          64,300
                                                                   ---------
        Net cash provided by financing activities                    350,205
                                                                   ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                             21,763
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                            -
                                                                   ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                             $  21,763
                                                                   =========


The accompanying notes are an integral part of the financial statements.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                      NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 2000


NOTE 1 -  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES:

          This summary of significant accounting policies of B2B
          EUROwireless.com (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

          BUSINESS ACTIVITY
          -----------------

          B2B EUROwireless.com is a New York based company involved in providing wireless Internet connections for business-to-business transactions.

          The Company is in the development stage and its efforts through efforts through June 30, 2000 have been principally devoted to organizational activities, raising capital, marketing, and research and development activites.

          CASH AND CASH EQUIVALENTS
          -------------------------

          The Company considers all highly liquid investments purchased with an original maturity date of three months or less to be cash equivalents.

          PROPERTY AND EQUIPMENT
          ----------------------

          Property and equipment are recorded at cost. Costs of maintenance and repairs that do not materially extend the life of an are charged to expense when incurred.

          Depreciation and amortization of property and equipment is recorded using the straight-line method over the estimated useful lives of the assets. Depreciation and amortization expense totaled $5,157 at June 30, 2000.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                 NOTES TO FINANCIAL STATEMENTS-CONTINUED
                              JUNE 30, 2000



NOTE 1 -  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES CONTINUED:


          PROPERTY AND EQUIPMENT - CONTINUED
          ----------------------------------

          Estimated useful lives of assets in the various classes of property, plant and equipment are as follows:

          Leasehold improvements                                 10 years
          Computer and office equipment                       3 - 5 years
          Furniture and fixtures                                  5 years


          INCOME TAXES
          ------------

          Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statements and income tax purposes.

          USE OF ESTIMATES
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                 NOTES TO FINANCIAL STATEMENTS-CONTINUED
                              JUNE 30, 2000


NOTE 2 -  PROPERTY AND EQUIPMENT:

          Property and equipment are summarized as follows:

          Leasehold improvements                                $   2,690
          Computer and office equipment                            63,890
          Furniture and fixtures                                   16,768
          Construction in progress                                  9,950
                                                                 --------
               Total cost                                          93,298
          Less accumulated depreciation                             5,157
                                                                 --------

               Net property and equipment                        $ 88,141
                                                                 ========



NOTE 3 -  RELATED PARTY TRANSACTIONS:

          The Company borrowed funds from a stockholder in the amount of $64,300. The note is unsecured, non-interest-bearing and is payable upon demand.



NOTE 4 - INCOME TAXES:

          As of June 30, 2000, the Company has a net operating loss of approximately $250,000 for income tax purposes, which will expire June 30, 2020. A deferred tax asset has not been recognized for this operating loss as an earnings history has not been established.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                 NOTES TO FINANCIAL STATEMENTS-CONTINUED
                              JUNE 30, 2000

NOTE 5 -  LEASE COMMITMENTS:

          The Company is currently leasing its facility located in New York, New York. This facility is leased for four years expiring on January 31, 2004. Rent expense for the period ending June 30, 2000 was $35,000.

          The following is a schedule of future minimum lease payments at June 30, 2000.

          Year ended June 30:
               2001                                             $ 105,000
               2002                                               105,000
               2003                                               105,000
               2004                                                61,250
                                                                ---------

                                                                $ 376,250
                                                                =========


NOTE 6 -  SUBSEQUENT EVENTS:

          In July 2000, the Company entered into an Agreement and Plan of Merger (the "Agreement") with Margate Industries, Inc.
          ("Margate") The Agreement provides for Margate to form a new holding company that will in turn form two new wholly-owned subsidiaries, one consisting of the Company and the other of Margate. The plan is subject to stockholder and regulatory approval.

          In July 2000, the Company authorized an additional 10,000,000 shares of common stock. In addition, 446,665 shares were issued in July for $300,000 of cash.

                          B2B EUROWIRELESS.COM
                    (A DEVELOPMENT STAGE ENTERPRISE)
                 NOTES TO FINANCIAL STATEMENTS-CONTINUED
                              JUNE 30, 2000


NOTE 6 -  SUBSEQUENT EVENTS- CONTINUED:

          On July 31, 2000, the Company issued stock warrants to two entities entitling the holder of these warrants to purchase 125,000 shares each at an exercise of $5.00 per share. These warrants expire on July 31, 2003.

          In August 2000, the Company announced a partnership with a Miami based telecommunications company to help assist in company goals to provide wireless Internet access to users.

          On August 9, 2000, the Company's board of directors unanimously approved a change in the Company's name to c-Spectra, Inc.

          (b)  Pro Forma Financial Information.


               The following pro forma financial statements reflect the adjustments for the merger between Margate and B2B as stated in the Agreement. Upon the completion of the merger, B2B will contribute $8.0 million in cash to the holding company in exchange for 15.2 million shares of holding company common stock. Margate shareholders will exchange each share for one share of common stock of the holding company.

               This pro forma information assumes that the merger into the holding company occurred as of June 30, 2000 although the actual merger is due to occur in the first quarter of 2001. As such, the pro forma financial statements are not necessarily indicative of the operating results that will be achieved by either company at such time.

               The June 30, 2000, historical information for Margate is from their 10-Q financial statements and the information for B2B is from their audited June 30,2000 financial statements. These financial statements, along with the December 31, 1999 audited financial statements of Margate, should be read in conjunction with this statement.

      MARGATE INDUSTRIES AND SUBSIDIARIES AND B2B EUROWIRELESS.COM
                         COMBINED BALANCE SHEET
                              JUNE 30, 2000


                                       UNAUDITED     AUDITED



                                        MARGATE                      PRO FORMA      PRO FORMA
                                       INDUSTRIES  BWB-EUROWIRELESS ADJUSTMENTS     COMBINED
                                       --------------------------------------------------------
 Cash                                  $ 1,976,554   $   21,763   $ 8,000,000 (1)  $ 9,998,317

 Accounts receivable:                    1,653,006        5,976                      1,658,982

 Current maturities of notes receivable    536,136            -                        536,136

 Inventories                                32,000            -                         32,000

 Prepaid expenses and other                 24,786            -                         24,786

 Deferred tax asset                          6,800            -                          6,800
                                       --------------------------------------------------------

     Total Current Assets                4,229,282       27,739     8,000,000       12,257,021


PROPERTY AND EQUIPMENT

 Property, Plant and Equipment, at cost: 5,808,879       93,298                      5,902,177
                                                                                             -
 Less: Accumulated Depreciation          2,176,098        5,157                      2,181,255
                                       --------------------------------------------------------
                                         3,632,781       88,141             -        3,720,922

NOTES RECEIVABLE - net of current
 maturities                                513,488            -                        513,488

OTHER                                       34,833       26,100                         60,933
                                       --------------------------------------------------------

     Total Assets                      $ 8,410,384   $  141,980   $ 8,000,000      $16,552,364
                                       ========================================================

(1) The 8,000,000 represents the capital infusion from B2B for the 15.2 million shares of the holding company's common stock.

                   LIABILITIES & STOCKHOLDER'S EQUITY
                   ----------------------------------


                                       UNAUDITED     AUDITED



                                        MARGATE                      PRO FORMA      PRO FORM
                                       INDUSTRIES  BWB-EUROWIRELESS ADJUSTMENTS     COMBINED
                                       --------------------------------------------------------
CURRENT LIABILITIES


 Current portion of long term debt     $    50,035   $   64,300                    $   114,335
 Accounts payable                          275,441                                     275,441
 Accrued expenses                          670,126       48,002      (150,000)(2)      568,128
                                       --------------------------------------------------------

     Total Current Liabilities             995,602      112,302      (150,000)         957,904

DEFERRED TAX LIABILITY                     259,800            -                        259,800
OTHER POSTRETIREMENT BENEFITS              508,282            -                        508,282
NOTES PAYABLE - Long-term                  103,508            -                        103,508

STOCKHOLDER'S EQUITY:

 Common stock - $.015 par value
  Issued and outstanding -
  1,596,542 at June 30, 2000                23,948        6,955       221,045 (1)      251,948

 Paid-in for common stock in excess
  of par value                           7,527,383      278,950     7,778,955 (1)   15,585,288
 Accumulated deficit                    (1,008,139)    (256,227)      150,000 (2)   (1,114,366)
                                       --------------------------------------------------------

      Total Stockholder's Equity         6,543,192       29,678     8,150,000       14,722,870
                                       --------------------------------------------------------

      Total Liabilities and
       Stockholder's Equity            $ 8,410,384   $  141,980   $ 8,000,000      $16,552,364
                                       ========================================================

(1) The 8,000,000 represents the capital infusion from B2B for the 15.2 million shares of the holding company's stock.

(2) The 150,000 represents the net of tax effect of nonrecurring legal and professional fees related to the merger.

      MARGATE INDUSTRIES AND SUBSIDIARIES AND B2B EUROWIRELESS.COM
                      COMBINED STATEMENT OF INCOME
                   FOR THE PERIOD ENDED JUNE 30, 2000


                                       UNAUDITED     AUDITED



                                        MARGATE                      PRO FORMA      PRO FORMA
                                       INDUSTRIES  BWB-EUROWIRELESS ADJUSTMENTS     COMBINED
                                       --------------------------------------------------------
                                       SIX MONTHS    MARCH 17, 2000-
                                         ENDED       JUNE 30, 2000
NET SALES                              $ 5,765,468   $        -                    $ 5,765,468

COST OF SALES                            4,489,045            -                      4,489,045
                                       --------------------------------------------------------

GROSS PROFIT                             1,276,423            -                      1,276,423

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                   505,204      256,227       (18,000)(2)      743,431
                                       --------------------------------------------------------

INCOME FROM OPERATIONS                     771,219     (256,227)       18,000          532,992

DIVIDEND AND INTEREST INCOME
 (EXPENSES) - NET                           75,862            -                         75,862

OTHER INCOME (EXPENSES)                   (158,807)           -       200,000 (2)       41,193
                                       --------------------------------------------------------

INCOME BEFORE PROVISION FOR
 INCOME TAXES                              688,274     (256,227)      218,000          650,047

PROVISION FOR FEDERAL
 INCOME TAXES                              252,000            -        68,000 (2)      320,000
                                       --------------------------------------------------------

NET INCOME                             $   436,274   $ (256,227)  $   150,000      $   330,047
                                       ========================================================


BASIC EARNINGS PER COMMON SHARE             $0.023      ($0.037)

WEIGHTED AVERAGE SHARES
 OUTSTANDING                             1,595,243    6,901,717

(2) Represents nonrecurring legal and professional fees related to the merger with applicable tax effect.

          (c)  Exhibits:


               10.3 Agreement and Plan of Reorganization between Margate
                    Industries, Inc. and B2B Euro Wireless.com, Inc. dated July 10, 2000.*
_____________________
*  previously filed


                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARGATE INDUSTRIES, INC.


Dated: September 13, 2000               By: /s/ William H. Hopton
                                           -------------------------------
                                            William H. Hopton, President